                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 12, 2003
                                 Date of Report
                       (Date of earliest event reported)

                        FIRST CYPRESS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                          Nevada                98-0218688
                 (State of incorporation      (I.R.S. Employer
                     or organization)        Identification No.)

                             SEC File No. 000-32747

                        First Cypress Technologies, Inc.
                   #501, 1281 West Georgia Street, Vancouver
                        British Columbia, Canada        V6E 3J7
              (Address of principal executive offices) (Zip Code)

                                  604-484-2899
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer & Dargan, P.A.
                         2 East Camino Real, Suite 202
                           Boca Raton, Florida 33432
                                 (561) 416-8956

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT
NONE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS
NONE

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP
None.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
None.

ITEM 5.     OTHER EVENTS
On or about May 23, 2003, the Company filed a Form 8-K announcing that it had appointed Harvey Lalach as its Director and Chief Financial Officer. Even
though the Company approved the appointment of Harvey Lalach as its Director and Chief Financial Officer, Mr. Lalach declined to accept these appointments. As such, Mr. Lalach did not become the Company's Director or
Chief Financial Officer. The Company's Board of Directors remains Robert
Rosner and John Kowalchuk and its Chief Financial Officer remains Robert
Rosner.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS
None.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
(a)         Financial Statements of Business Acquired.
None.
(b)         Pro forma Financial Information.
None.
(c)         Exhibits.
None.

ITEM 8.     CHANGE IN FISCAL YEAR
None.

ITEM 9.     REGULATION FD DISCLOSURE
None.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 12, 2003

FIRST CYPRESS TECHNOLOGIES, INC.

By:  /s/ Robert Rosner
     ROBERT ROSNER
     President, Chief Executive Officer, Chief
     Financial Officer, Principal Accounting Officer
     and Director